As Filed With The Securities And Exchange Commission on April 30, 1998.

                                   File Nos. 2-52552 and 811-2539

               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20549

                           Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          (X)

Pre-Effective Amendment No.                                      ( )

Post-Effective Amendment No.  33                                 (X)

                             and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   (X)

Amendment No.   22                                                (X)


                 FUND FOR GOVERNMENT INVESTORS
       (Exact Name of Registrant as Specified in Charter)

        4922 Fairmont Avenue, Bethesda, Maryland  20814
      (Address of Principal Executive Offices) (Zip Code)

                         (301) 657-1500
      (Registrant's Telephone Number, Including Area Code)

                       Timothy N. Coakley
                      4922 Fairmont Avenue
                   Bethesda, Maryland  20814
       (Name and Address of Agent for Service of Process)


Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective (check appropriate box):

___ immediately upon filing pursuant to paragraph (b) of rule 485. _X_ on May 1, 1998 pursuant to paragraph (b) (1) (v) of rule 485. ___ 60 days after filing pursuant to paragraph (a) (1) of rule 485.
___  on (date) pursuant to paragraph (a) (1) of rule 485.
___  75 days after filing pursuant to paragraph (a) (2) of rule 485.
___  on (date) pursuant to paragraph (a) (2) of rule 485.


If appropriate, check the following box:

___ This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 was filed on February 27, 1998.

                  FUND FOR GOVERNMENT INVESTORS

               REGISTRATION STATEMENT ON FORM N-1A

                      CROSS REFERENCE SHEET


Form N-1A                             Location in
Item No.                              Registration Statement

          Part A. Information Required in Prospectus

  1.      Cover Page                  Outside Front Cover Page
                                      of Prospectus

  2.      Synopsis                    Fee Table

  3.      Condensed Financial         Financial Highlights
          Information

  4.      General Description of      Organization and
          Registrant                  Description of Shares of
                                      Beneficial Interest;
                                      Investment Objective and
                                      Policies; Management of
                                      the Fund

  5.      Management of the Fund      Management of the Fund

  5A.     Management's Discussion     Management's Discussion
          of Fund                     of Fund Performance
          Performance

  6.      Capital Stock and Other     Organization and
          Securities                  Description of Shares of
                                      Beneficial Interest;
                                      Dividends and
                                      Distribution; Taxes

  7.      Purchase of Securities      How to Invest in the
          Being Offered               Fund; Exchanges; Net
                                      Asset Value

  8.      Redemption or               How to Redeem an
          Repurchase                  Investment (Withdrawals)

  9.      Legal Proceedings           Not Applicable


               Part B: Information Required In Statement
                        of Additional Information

 10.      Cover Page                  Outside Front Cover Page
                                      of Statement of
                                      Additional Information

 11.      Table of Contents           Table of Contents

 12.      General Information and     Not Applicable
          History

 13.      Investment Objectives       Investment Policies;
          and Policies                Investment Restrictions

 14.      Management of the           Management of the Fund
          Registrant

 15.      Control Persons and         Principal Holders of
          Principal Holders           Securities
          of Securities

 16.      Investment Advisory and     Management of the Fund
          Other Services

 17.      Brokerage Allocation        Investment Policies

 18.      Capital Stock and Other     Not Applicable
          Securities

 19.      Purchase, Redemption        Not Applicable
          and Pricing of
          Securities Being
          Offered

 20.      Tax Status                  Dividends, Distributions,
                                      and Taxes

 21.      Underwriters                Management of the Fund

 22.      Calculations of             Performance Information;
          Performance Data            Calculation of Return
                                      Quotations

 23.      Financial Statements        Financial Statements


                  Part C: Other Information

 24.      Financial Statements        Financial Statements and
          and Exhibits                Exhibits

 25.      Persons Controlled by       Persons Controlled by or
          or Under                    Under Common Control
          Common Control

 26.      Number of Holders of        Numbers of Holders of
          Securities                  Securities

 27.      Indemnification             Indemnification

 28.      Business and Other          Business and Other
          Connections                 Connections of Investment
          of Investment Adviser       Adviser

 29.      Principal Underwriters      Principal Underwriters

 30.      Location of Accounts        Location of Accounts and
          and Records                 Records

 31.      Management Services         Management Services

 32.      Undertakings                Undertakings

 33.      Signatures                  Signatures

                  FUND FOR GOVERNMENT INVESTORS
                       A Money Market Fund

         4922 Fairmont Avenue, Bethesda, Maryland  208l4
                         (800) 343-3355
                         (301) 657-1500

Fund for Government Investors (the "Fund") is an investment company that invests in short-term marketable debt securities issued by the United States Government, its agencies and instrumentalities, and repurchase agreements secured by such securities, with the sole objective of achieving current income with safety of principal.

Investors should read this Prospectus and retain it for future reference. It is designed to set forth concisely the information an investor should know before investing in the Fund. A Statement of Additional Information, dated May 1, 1998, containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of the Statement of Additional Information may be obtained, without charge, by writing or telephoning the Fund.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. Government agency.

The securities of the Fund are neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

The date of this Prospectus and of the Statement of Additional
Information is May 1, 1998.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            FEE TABLE

The following table illustrates all expenses and fees that a shareholder of the Fund will incur:

 Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases         None
    Maximum Sales Load Imposed on Reinvested        None
    Dividends
    Deferred Sales Load                             None
    Redemption Fees                                 None
    Exchange Fee                                    None
    Monthly Account Fee (applies to regular         $5.00
      accounts under $500)*

 Annual Fund Operating Expenses (as a
 percentage of average net assets)
    Management Fees                                 0.50%
    12b-1 Fees                                      None
    Other Expenses                                  0.25%
                                                    -----
       Total Fund Operating Expenses                0.75%
                                                    =====
     * A charge of $5 per month may be imposed on any account whose average daily balance for the month falls below $500. See "Transaction Charges."

Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

          1 Year    3 Years   5 Years   10 Years
          $8        $25       $43       $95

The same level of expenses would be incurred if the investment were held throughout the period indicated.
The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses that an investor in the Fund will incur directly or indirectly. The percentages shown above are based on actual expenses incurred by the Fund. The 5% assumed annual return is for comparison purposes only. The actual annual return for the Fund may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the Fund. The example should not be considered a representation of past or future expenses. For more complete information about the various costs and expenses of the Fund, see "Management of the Fund" in the Prospectus and in the Statement of Additional Information.


                              FINANCIAL HIGHLIGHTS
                          Fund for Government Investors
                                     Audited
                                                              For The Years Ended December 31,

                                  1997      1996      1995      1994       1993    1992      1991      1990      1989      1988
Per Share Operating Performance:
  Net Asset Value - Beginning
    of Year                     $  1.00    $ 1.00   $  1.00    $ 1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                -------    -------   -------   ------   -------   -------   -------   -------   -------   -------
Income from Investment Operations:
  Net Investment Income           0.044     0.044     0.049     0.033     0.023     0.030     0.053     0.071     0.082     0.064
                                -------    -------   -------   ------   -------   -------   -------   -------   -------   -------
   Total from Investment
     Operations                   0.044     0.044     0.049     0.033     0.023     0.030     0.053     0.071     0.082     0.064
                                -------    -------   -------   ------   -------   -------   -------   -------   -------   -------
Distributions to Shareholders:
  From Net Investment Income     (0.044)   (0.044)   (0.049)   (0.033)   (0.023)   (0.030)   (0.053)   (0.071)   (0.082)   (0.064)
                                -------    -------   -------   ------   -------   -------   -------   -------   -------   -------
   Total Distributions to
   Shareholders                  (0.044)   (0.044)   (0.049)   (0.033)   (0.023)   (0.030)   (0.053)   (0.071)   (0.082)   (0.064)
                                -------    -------   -------   ------   -------   -------   -------   -------   -------   -------
  Net Increase in Net
    Asset Value                    0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00      0.00
                                -------    -------   -------   ------   -------   -------   -------   -------   -------   -------
  Net Asset Value - End of Year $  1.00    $ 1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                =======    =======  ========  =======   =======   =======   =======   =======   =======   =======
Total Investment Return            4.49%     4.50%     5.04%     3.38%     2.37%     3.02%     5.38%     7.38%     8.51%     6.66%

Ratios to Average Net Assets:
  Expenses                         0.74%     0.74%     0.74%     0.75%     0.75%     0.71%     0.69%     0.71%     0.72%     0.73%
  Net Investment Income            4.40%     4.41%     4.93%     3.31%     2.32%     3.00%     5.29%     7.13%     8.19%     6.44%

Supplementary Data:
  Number of Shares Outstanding
    at End of Year with a Net
    Asset Value of $1 (000s
    omitted)                    572,313   535,325   577,194   524,154   600,766   751,925   796,655   857,418   704,479   634,723


   The auditors' report is incorporated by reference in the registration statement.  The auditors' report and further information about the performance of the Fund are contained in the annual report to shareholders which may be obtained without charge by calling or writing the Fund.


                INVESTMENT OBJECTIVE AND POLICIES

GENERAL DISCUSSION

The sole objective of the Fund is to achieve current income with safety of principal. Although there is no assurance that this objective will be achieved, the Fund will pursue this objective by investing exclusively in marketable debt securities issued by the United States Government or by agencies and instrumentalities of the U.S. Government (collectively, "U.S. Government Securities") and in repurchase agreements secured by U.S. Government Securities. Repurchase agreements are fully collateralized, but the value of the underlying collateral may be affected by sharp fluctuations in short-term interest rates.

The Fund will invest in short-term United States Government Securities, including U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds that mature within one year. All securities purchased by the Fund are held by the Fund's custodian bank, Rushmore Trust and Savings, FSB (the "Custodian"). U.S. Treasury securities are backed by the full faith and credit of the United States Government.

The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value before such borrowing. The Fund may borrow only to accommodate requests for redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities.

The investment objective and the investment policies of the Fund may not be changed without the approval of a majority of the shareholders, as defined in the Investment Company Act of 1940.

U.S. Government Securities

U.S. Treasury securities are backed by the full faith and credit of the U.S. Treasury. U.S. Treasury securities differ only in their interest rates, maturities, and dates of issuance.
Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years at the date of issuance. Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of the Fund's portfolio investments in these securities.

Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Export-Import Bank, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which the Fund invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer's right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

Repurchase Agreements

The Fund may also invest in repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser's holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities. The Fund's investment adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of the Fund's investment policies.

                    HOW TO INVEST IN THE FUND

FACTS TO KNOW BEFORE YOU INVEST
 - The minimum initial investment is $2,500.
 - Retirement accounts may be opened with a $500 minimum investment (see "Tax-Sheltered Retirement Plans" for plan types).
 - There is no minimum amount for subsequent investments.
 - Shares of the Fund are offered for sale continuously by the Fund.
 - There is no sales charge.
 - The Fund reserves the right to reject any purchase order.
 - All accounts will be held in book entry form. No certificates for shares will be issued.
 - Orders received prior to 12 Noon, Eastern time, will be invested in shares of the Fund at the next determined net asset value.
 - The Government securities market, in which the Fund buys and sells its securities, usually requires immediate settlement in Federal funds for all security transactions. Payments received by bank wire can be converted immediately into Federal funds and will begin earning dividends the same day. Payment for the purchase of Fund shares not received in the form of Federal funds (i.e., by check) will begin earning dividends the following day.


PURCHASING SHARES

  By Mail

  Complete an application and make a check payable to "Fund for Government Investors." Send your completed and signed application and check drawn on a U.S. bank to:

   Fund for Government Investors
   4922 Fairmont Avenue
   Bethesda, Maryland  208l4

  By Bank Wire

  Speak to the branch manager of your bank. Request a transfer of Federal funds to Rushmore Trust and Savings, FSB, instructing the bank to wire transfer the money before 12
  Noon, Eastern time to:

   Rushmore Trust and Savings, FSB
   Bethesda, Maryland
   Routing No. 0550-71084
   For Account of
      Fund for Government Investors
             Account No. 029385770

  After instructing your bank to transfer Federal funds, you must telephone the Fund at (800) 622-1386 or (301) 657-1510 between 8:30 A.M. and 12 Noon Eastern time and tell us the amount you transferred and the name of the bank sending the transfer. Your bank may charge a fee for such services. Remember that it is important to complete the wire transfer before 12 Noon Eastern time.

  Through Brokers

  Investors may invest in the Fund by purchasing shares through registered broker-dealers. Such broker-dealers who process orders may charge a fee for such service.

                   HOW TO REDEEM AN INVESTMENT
                          (WITHDRAWALS)

FACTS TO KNOW BEFORE YOU REDEEM

 - An investor may withdraw all or any portion of his investment by redeeming shares by writing or telephoning the Fund at (800) 622-1386 or (301) 657-1510 on any day that the Fund is open for business. The shares will be redeemed at the next determined net asset value per share after receipt of the order.

 - The proceeds of redemptions will be sent directly to the investor's address of record. If the investor requests payment of redemptions to a third party or to a location other than his address of record listed on the account application, the request must be in writing and the investor's signature must be guaranteed by an eligible institution. Eligible institutions generally include banking institutions, securities exchanges, associations, agencies or broker/dealers, and "STAMP" program participants. There are no fees charged for redemptions.

 - Normally, the Fund will make payment for all shares redeemed within one business day. However, withdrawal requests upon investments that have been made by check may be delayed up to ten calendar days following such investment or until the check clears, whichever occurs first. This delay is necessary to assure the Fund that investments made by check are good funds. The proceeds of the redemption will be forwarded promptly upon confirmation of receipt of good funds.

 - The right of redemption may be suspended, or the date of payment postponed during the following periods: (a) periods during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend or holiday closings); (b) periods when trading on the NYSE is restricted, or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments for determination of net asset value is not reasonably practicable; or (c) for such other periods as the Commission, by order, may permit for protection of the Fund's investors.

 - After receipt of redemption instructions, shareholders may receive monies by bank wire, check, or ACH. When the amount to be redeemed is at least $5,000, the Fund, upon telephone or written instructions, will wire transfer the amount to the investor's commercial bank or brokerage account specified in the account application. For amounts less than $5,000, investors may have redemption proceeds deposited directly into an account specified on the account application or request that a redemption check be delivered by mail to the address of record.



REDEEMING SHARES

  By Telephone

  The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone orders for redemptions must be received by 12 Noon Eastern time to be effective that day. Telephone redemptions will only be sent to the address of record or to bank accounts specified in the account applications. When acting on instructions believed to be genuine, the Fund will not be liable for any loss resulting from a fraudulent telephone redemption request and the investor would bear the risk of any such loss. The Fund will employ reasonable procedures to confirm that redemption instructions communicated by telephone are genuine; and if the Fund does not employ such procedures, then the Fund may be liable for any losses due to unauthorized or fraudulent instructions. The Fund follows specific procedures for transactions initiated by telephone, including among others requiring some form of personal identification prior to acting on instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone transactions. Telephone redemption privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.

  By Mail or Fax

   Mail your instructions for            Fax your instructions for
   redemption to:                        redemption to:
   Rushmore Trust and Savings, FSB       (301) 657-1520
   4922 Fairmont Avenue                  Attn:  Shareholder Services
   Bethesda, MD  20814
   Attn:  Shareholder Services

     Include the following information:
     - the name of the Fund and account number you are redeeming from;
     - your name(s) and address as it appears on your account;
     - the dollar amount or number of shares you wish to redeem;
     - your signature(s) as it appears on your account; and
     - a daytime telephone number.

                      SHAREHOLDER ACCOUNTS

ACCOUNT STATEMENTS

The Fund maintains an account for each investor in full and fractional shares. Statements of account will be sent monthly showing the beginning balance and the ending balance and detailing transactions for the month. Confirmations of individual transactions will not be sent.

TRANSACTION CHARGES

In addition to charges described elsewhere in this Prospectus, the Fund may impose a charge of $5 per month for any Fund account whose average daily balance for the month falls below $500. The fee may continue to be imposed during the months when the account balance remains below $500. This fee will be paid to Rushmore Trust and Savings, FSB. The fee will not be imposed on tax-sheltered retirement plans or accounts established under the Uniform Gifts or Transfers to Minors Act. Because of the administrative expense of handling small accounts, the Fund reserves the right to involuntarily redeem an investor's account which falls below $500 due to redemptions or exchanges after providing 60 days written notice. The Fund may also assess a charge of $10 for items returned for insufficient or uncollectible funds.

TAX-SHELTERED RETIREMENT ACCOUNTS

Tax-Sheltered Retirement Plans of the following types are available to investors. Additional information regarding these accounts may be obtained by contacting the Fund at (800) 343-3355.

 Individual Retirement Accounts (IRAs)
    Traditional IRAs
    Roth IRAs
    Education IRAs
 Keogh Accounts - Defined Contribution Plan (Profit Sharing Plan)
 Keogh Accounts - Money Purchase Plan (Pension Plan)
 Internal Revenue Code
     Section 401(k) Plans
     Section 403(b) Plans

                       EXCHANGE PRIVILEGES

Shares of the Fund may be exchanged for shares of Fund for Tax-Free Investors, Inc., The Rushmore Fund, Inc., the American Gas Index Fund, Inc., or the Cappiello-Rushmore Trust on the basis of the respective net asset values of the shares involved, provided such exchange is permitted under the applicable laws of the state of the investor's residence. Shareholders contemplating such an exchange should obtain and review the prospectuses of those funds. Exchanges may be made by telephone or letter. Written requests should be sent to Fund for Government Investors, 4922 Fairmont Avenue, Bethesda, Maryland 20814 and be signed by the record owner or owners. Telephone exchange requests may be made by telephoning the Fund at (800) 622-1386 or (301) 657-1510. To implement an exchange, shareholders should provide the following information: account registration including address and number, taxpayer identification number, number, percentage or dollar value of shares to be redeemed, name and account number of the portfolio to which the investment is to be transferred.
Exchanges may be made only if they are between identically registered accounts. Telephone exchange privileges may be terminated or modified by the Fund upon 60 days notice to all shareholders of the Fund.

              ADDITIONAL INFORMATION ABOUT THE FUND

PERFORMANCE DATA

From time to time the Fund advertises its "yield" and "effective yield". Both yield figures are based on historical earnings and are not intended to indicate future performance. The yield of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized". That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but, when annualized, the income earned by the investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Comparative performance and relative ranking information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report and other industry publications.

For the seven day period ended December 31, 1997, the Fund's annualized average yield was 4.44%. The effective annual yield was 4.55%.

NET ASSET VALUE

The Fund's net asset value per share will be determined as of 12 Noon, Eastern time, on days when the New York Stock Exchange and the custodian bank are open for business. The net asset value per share is determined by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. The value of the Fund's portfolio of securities is determined on the basis of fair value as determined in good faith by the Fund's Trustees. In determining fair value, the Fund uses the amortized cost method of valuing the securities in its portfolio, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Fund of $1.00. However, there is no assurance the $1.00 net asset value will be maintained.


DIVIDENDS

The Fund distributes all of its net income on a daily basis. Dividends are declared each day that the Fund is open for business. Investors receive dividends in the form of additional shares unless they elect to receive cash. Payment is made in additional shares at the net asset value on the payable date or in cash, on a monthly basis. To change the method of receiving dividends, investors must notify the Fund in writing at least one week before payment is to be made.

Net income of the Fund shall consist of all interest income accrued and discount earned, plus or minus any realized gains or losses, less estimated expenses of the Fund. The Fund does not expect to realize any long-term capital gains.

TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. Because of this qualification, the Fund will not be liable for Federal income taxes to the extent its earnings are distributed.

Dividends derived from interest and dividends received by the Fund, together with distributions of any short-term capital gains, are taxable as ordinary income whether or not reinvested. Statements as to the Federal tax status of shareholders' dividends and distributions will be mailed annually.
Shareholders should consult their tax advisers concerning the tax status of the Fund's dividends in their own states and localities.

Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions.
Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

             MANAGEMENT AND ORGANIZATION OF THE FUND


OFFICERS AND DIRECTORS

The Fund has a Board of Trustees which is responsible for the general supervision of the Fund's business. The day-to-day operations of the Fund are the responsibility of the Fund's officers. A complete list of the Fund's Trustees and officers is provided in the Statement of Additional Information.

INVESTMENT ADVISER AND ADMINISTRATIVE SERVICING AGENT

The Fund is provided investment advisory and management services by Money Management Associates (the "Adviser"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418. The Agreement between the Adviser and the Fund was approved by shareholders of the Fund on May 24, 1996, at a special meeting of Fund shareholders. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Its primary business since inception has been to serve as the investment adviser of the Fund. Daniel L. O'Connor is the sole general partner of the Adviser, and, as such, exercises control of the Adviser. Money Management Associates provides investment advice and management to other mutual funds including The Rushmore Fund, Inc., Fund for Tax-Free Investors, Inc., and the American Gas Index Fund, Inc. Net assets under management currently approximate $900 million.

Under an agreement with the Adviser, the Fund pays a fee at an annual rate based on the size of the Fund's net assets as follows:

    0.50% of the first $500 million;
    0.45% of the next $250 million;
    0.40% of the next $250 million; and
    0.35% of the net assets over $1 billion.


For the year ended December 31, 1997, the Fund paid the Adviser investment advisory fees of 0.49% (49/100 of 1%) of the average daily net assets of the Fund.


Effective March 1, 1996, the Board of Trustees approved an arrangement whereby Rushmore Trust and Savings, FSB, 4922 Fairmont Avenue, Bethesda, Maryland 20814, a majority-owned subsidiary of the Adviser, provides the Fund with custodial, transfer agency, dividend-disbursing, and other shareholder services. The Fund pays an annual fee of 0.25% (25/100 of 1%) of the average daily net assets of the Fund for these services.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Fund is a no-load, open-end, diversified management investment company. The Fund is an unincorporated voluntary association organized under the laws of the State of Delaware as a business trust pursuant to a Declaration of Trust dated January 25, 1996. The Fund is authorized to issue an unlimited number of shares of beneficial interest, which shares have no par value, and which shares may be issued in separate classes. The Fund currently has one series of shares outstanding and presently does not intend to organize other separate series. Shares have equal voting rights, and no preferences to conversion, exchange, dividends, retirement or any other feature. These shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, if they choose to do so. In such event, the holders of the remaining shares voting (less than 50%) will be unable to elect any Trustees.

Under Delaware law, a registered investment company is not required to hold annual shareholders' meetings if the Investment Company Act of 1940 does not require a meeting. It will, however, hold special meetings as required or deemed desirable by the Board of Trustees for such purposes as electing trustees, changing fundamental policies, or approving an investment advisory contract. Under the Investment Company Act of 1940, shareholders of the Fund have the right to remove Trustees and, if holders of 10% of the outstanding shares request in writing, a shareholder's meeting must be called.

Shareholders of the Fund having inquiries about the Fund's organization or operation should contact the Fund in writing at 4922 Fairmont Avenue, Bethesda, Maryland 20814 or by telephone at (301) 657-1500 or (800) 343-3355.

CONTENTS


                                        Page     [LOGO]

Fee Table
                                                 FUND FOR GOVERNMENT INVESTORS
Financial Highlights
                                                 Prospectus
Investment Objective and Policies
  General Discussion
                                                 May 1, 1998
How to Invest in the Fund
   Facts to Know Before You Invest
   Purchasing Shares

How to Redeem an Investment (Withdrawals)
   Facts to Know Before You Redeem
   Redeeming Shares

Shareholder Accounts
   Account Statements
   Transaction Charges
   Tax-Sheltered Retirement Accounts

Exchange Privileges

Additional Information About the Fund
   Performance Data
   Net Asset Value
   Dividends
   Taxes

Management and Organization of the Fund
   Officers and Directors
   Investment Adviser and Administrative
      Servicing Agent
   Organization and Description of
      Shares of Beneficial Interest

                             PART B

                 FUND FOR GOVERNMENT INVESTORS
                      A Money Market Fund

        4922 Fairmont Avenue, Bethesda, Maryland  20814
                (301) 657-1500    (800) 343-3355



              STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's Prospectus, dated May 1, 1998. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund.

The date of this Statement of Additional Information is May 1, 1998.

                  FUND FOR GOVERNMENT INVESTORS
                      A Money Market Fund

              STATEMENT OF ADDITIONAL INFORMATION

                       Table of Contents


                               Cross Reference to Related Item in Prospectus

                                          Page in
                                          Statement of        Page in
                                          Additional          Prospectus
                                          Information

   Investment Objective and Policies

   Investment Restrictions

   Management of the Fund

   Principal Holders of Securities

   Investment Advisory and Other
   Services

   Net Asset Value

   Comparative Performance Data

   Calculation of Yield Quotations

   Auditors and Financial Statements

                INVESTMENT OBJECTIVE AND POLICIES


General

The Fund may invest only in marketable debt securities of the United States Government, its agencies and instrumentalities (collectively, "U.S. Government Securities"), and in repurchase agreements secured by such securities. The investment objective, the investment policies, and the investment restrictions of the Fund may not be changed without the approval of a majority of the shareholders, as defined in the Investment Company Act of 1940.

Portfolio turnover of the Fund will be high due to the short-term nature of the Fund's investments. High turnover will not adversely affect the Fund's yield because brokerage commissions are not normally paid on investments the Fund makes.

U.S. Government Securities

The Fund invests primarily in U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Fund will invest in such U.S. Government Securities only when the Fund's investment adviser (the "Adviser") is satisfied that the credit risk with respect to the issuer is minimal.

Repurchase Agreements

As discussed in the Fund's Prospectus, the Fund also may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of the Fund's total assets. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

INVESTMENT RESTRICTIONS

As stated above, the Fund may invest only in U.S. Government
Securities and in repurchase agreements secured by such securities, although the Fund did not invest in repurchase agreements during the year and has no intentions to do so. The
Fund may not invest in any other securities.

The Fund may not borrow money, except that as a temporary measure the Fund may borrow money to facilitate redemptions. Such a borrowing may be in an amount not to exceed 30% of the Fund's total assets, taken at current value before such borrowing. The Fund may borrow only to accommodate requests for redemption of shares of the Fund while effecting an orderly liquidation of portfolio securities. Additionally, the Fund may not sell securities short, write options, underwrite securities of other issuers, purchase or sell real estate, commodities or commodity contracts, or loan money to others (except securities under repurchase agreements). The Fund may not purchase a portfolio security if a borrowing by the Fund is outstanding. No other senior securities may be issued by the Fund.

DRAFT CHECK REDEMPTION

Investors may elect to redeem shares by draft check (minimum check - $250) made payable to the order of any person or institution. Upon the Fund's receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Fund's account and are paid through Rushmore Trust and Savings, FSB. The Fund reserves the right to change or suspend the checking service and to charge for the reorder of draft checks. These draft checks cannot be certified, nor can these checks be negotiated for cash at Rushmore Trust and Savings, FSB. There will be a $10 charge for each stop payment request on the draft checks. Investors will be subject to the same rules and regulations that Rushmore Trust and Savings, FSB applies to checking accounts. Investors' accounts may not be closed by draft check.

MANAGEMENT OF THE FUND

Trustees and Officers of the Fund and Officers of the Adviser, together with information as to their principal business occupations during the past five years, are set forth below. Officers of the Fund do not receive salaries or other forms of compensation from the Fund. Non-interested Trustees' fees and expenses will be paid by the servicing agent. Non-interested Trustees were paid an annual fee of $3,000. For the year ended December 31, 1997, such fees amounted to $14,250.


*Daniel L. O'Connor, 56 - Chairman of the Board of Trustees, President, and Treasurer of the Fund. General Partner of the adviser since 1975. President of Rushmore Trust and Savings, FSB since 1989. Address: 1001 Grand Isle Way, Palm Beach Gardens, FL 33418.


*Richard J. Garvey, 65 - Trustee of the Fund.  Employee of
Rushmore Services, Inc., a subsidiary of the Adviser, since 1995.
Limited Partner of the Adviser since 1975.  Address:  4922
Fairmont Avenue, Bethesda, Maryland  20814.


Jeffrey R. Ellis, 53 - Trustee of the Fund.  Vice President,
LottoFone, Inc., a telephone state lottery service, since 1993.
Vice President Shoppers Express, Inc. 1988-1992.  Address: 513
Kerry Lane, Virginia Beach, Virginia 23451.


Bruce C. Ellis, 53 - Trustee of the Fund.  Vice President,
LottoFone, Inc., a telephone state lottery service, since 1991.
Vice President, Shoppers' Express, Inc. 1986-1992.  Address: 7108
Heathwood Court Bethesda, Maryland  20817.


Patrick F. Noonan, 55 - Trustee of the Fund. Chairman and Chief Executive Officer of the Conservation Fund since 1986. Vice Chairman, American Farmland Trust and Trustee, American Conservation Association since 1985. President, Conservation Resources, Inc. since 1981. Address: 11901 Glen Mill Drive, Potomac, Maryland 20854.


Michael D. Lange, 56 - Trustee of the Fund. Vice President, Capital Hill Management Corporation since 1967. Owner of Michael
D. Lange, Ltd., a builder and developer since 1980. Partner of Greatful Falls, a building developer since 1994. Address: 7521 Pepperell Drive, Bethesda, Maryland 20817.


Leo Seybold, 84 - Trustee of the Fund.  Retired 1988.  Address:
5804 Rockmere Drive, Bethesda, Maryland 20816.


*Timothy N. Coakley, CPA, 30 - Vice President since 1994.
Controller 1994-1997. Chief Financial Officer, Rushmore Trust and Savings, FSB since 1995. Formerly Audit Manager, Deloitte &
Touche LLP until 1994.  Address:  4922 Fairmont Avenue, Bethesda,
MD  20814.


*Martin M. O'Connor, 52 - Vice President since 1974.  Employee of
Rushmore Services, Inc., a subsidiary of the Adviser, since 1995.
A limited partner of the Adviser since 1979.  Address: 4922
Fairmont Avenue, Bethesda, Maryland  20814.


*John R. Cralle, 57 - Vice President since 1978. Employee of
Rushmore Services, Inc., a subsidiary of the Adviser, since 1995.
A limited partner of the Adviser since 1979.  Address: 4922
Fairmont Avenue, Bethesda, Maryland  20814.


*Edward J. Karpowicz, CPA, 34 - Controller since July 1997. Treasurer, Bankers Finance Investment Management Corp., August 1993 to June 1997. Senior Accountant, Ernst & Young, September 1989 to February 1993. Address: 4922 Fairmont Avenue, Bethesda, MD 20814.


*Stephenie E. Adams, 29 - Secretary. Manager, Fund Administration and Marketing, Rushmore Services, Inc., from July 1994 to present. Regional Sales Coordinator, Media General Cable, from June 1993 to June 1994. Graduate Student, Northwestern University, M.S., from September 1991 to December 1992. Address: 4922 Fairmont Avenue, Bethesda, Maryland 20814.

Daniel L. O'Connor and Martin M. O'Connor are brothers.

*  Indicates interested person as defined by the Investment
Company Act of 1940.

Certain Trustees and Officers of the Fund are also Directors and Officers of Fund For Tax-Free Investors, Inc., The Rushmore Fund,
Inc., and American Gas Index Fund, Inc., other investment companies managed by the Adviser.

PRINCIPAL HOLDERS OF SECURITIES

On April 1, 1998, there were 562,587,747.56 shares of beneficial interest of the Fund outstanding. National Automobile Dealers Association, McLean, Virginia and Rushmore Trust and Savings, FSB, Bethesda, Maryland, as Custodian, held for the benefit of others 6.60% and 5.49% of the Fund, respectively. Officers and Trustees of the Fund, as a group, own less than 1% of shares outstanding.


INVESTMENT ADVISORY AND OTHER SERVICES

The Fund is provided investment advisory and management services by Money Management Associates (the "Adviser"), 1001 Grand Isle Way, Palm Beach Gardens, Florida 33418. The Adviser is a limited partnership which was formed under the laws of the District of Columbia on August 15, 1974. Certain Officers and Trustees of the Fund are affiliated with the Adviser. Under an Agreement (the "Agreement") with the Adviser, the Fund pays a fee at an annual rate based on the size of the Fund's net assets as follows:

    0.50% of the first $500 million;
    0.45% of the next $250 million;
    0.40% of the next $250 million; and
    0.35% of the net assets over $1 billion.

Under the Agreement, the Adviser will reimburse the Fund for expenses (including management fee) but excluding interest and extraordinary legal expenses, which exceed one percent of the average daily net assets per annum.

Normal expenses which are borne by the Fund include, but are not limited to, taxes, trust fees, interest expenses (if any), office expenses, the costs incident to preparing reports to governmental agencies, auditing and accounting, the costs incident to providing stock certificates for shareholders, and of registering and redeeming such certificates, custodian charges, the expense of shareholders' and Trustees' meetings, data processing, preparation, printing and distribution of all reports and proxy materials, legal services rendered to the Fund, compensation for those Trustees, Officers and employees of the Fund who do not also serve as Officers or employees of the Adviser, insurance coverage for the Fund and its Trustees and Officers, and its membership in trade associations. The Adviser may, from time to time, make payments to broker-dealers and others for their expenses in connection with the distribution of Fund shares. Although such payments may be based upon the number of shares distributed, it is the understanding of the Adviser that such payments will be for reimbursement and will not exceed the expenses of the recipients in arranging for and administering distribution of Fund shares. Salaries of the Trustees of the Fund, who are not affiliated with the Adviser, are expenses of the Fund and are established annually by the Board of Trustees. This includes a majority of those Trustees who are non-interested persons of the Adviser. All fees and expenses are estimated and accrued daily. For the years: 1997, 1996 and 1995, the Adviser earned $2,824,552, $2,823,002 and $2,787,502, respectively in management fees.

Daniel L. O'Connor is the sole general partner of the Adviser and, as such, exercises control of the Adviser.

The Agreement between the Adviser and the Fund was last approved by the shareholders of the Fund on October 30, 1997. The Agreement shall be renewed annually, if approved by either of two methods: (1) by the Board of Trustees, including approval by a majority of the non-interested Trustees by vote cast in person at a meeting called for such purpose; or (2) by a majority of the shareholders of the outstanding voting securities of the Fund.

The Agreement may be canceled by the Fund without penalty on sixty days' notice by the Board of Trustees of the Fund or by vote of the holders of a majority of the Fund's shares. The Agreement may also be canceled by the Adviser without penalty on sixty days' notice. The Agreement will terminate automatically in the event of its assignment.

Effective March 1, 1996, the Board of Trustees approved an arrangement whereby Rushmore Trust and Savings, FSB ("RTS"), 4922 Fairmont Avenue, Bethesda Maryland 20814, a majority-owned subsidiary of the Adviser, acts as the Fund's custodian, transfer agent, dividend disbursing agent and shareholder servicing agent. The Fund pays RTS an annual fee of 0.25% of the average daily net assets of the Fund for these services. The fee will be reviewed and approved annually by the non-interested Trustees. The Fund is subject to the self-custodian rules of the Securities and Exchange Commission. These rules require that the custodian be subject to three securities verification examinations each year conducted by the Fund's independent accountants. Two of the examinations must be performed on an unannounced surprise basis.


Year 2000

The investment management services provided to the Fund by the Adviser and the services provided to the Fund and its shareholders by RTS depend on the smooth functioning of computer systems. Like other mutual funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by the Adviser and RTS and their vendors do not properly process and calculate date-related information and data on and after January 1, 2000. The Adviser and RTS are taking necessary steps to assure that the computer systems utilized by them will be prepard for the year 2000. Although at this time there can be no assurance of sufficient or timely remediation, they do not anticipate that the transition to the 21st century will have a material impact on their ability to continue to service the Fund at current levels.


NET ASSET VALUE

The Fund's net asset value per share will be determined as of 12 Noon, Eastern time, on days when the New York Stock Exchange and the custodian bank is open for business. The net asset value per share is determined by adding the appraised value of all securities and all other assets, deducting liabilities and dividing by the number of shares outstanding. The value of the Fund's portfolio of securities is determined on the basis of fair value as determined in good faith by the Fund's Trustees. In determining fair value, the Fund uses the amortized cost method of valuing the securities in its portfolio pursuant to Rule 2a-7 under the Investment Company Act of 1940. The Fund's Trustees continuously review this method of valuation and recommend changes which may be necessary to assure that the portfolio instruments of the Fund are valued at their fair value. In its review, the Trustees of the Fund consider the relevant factors which may affect the value of the portfolio investments, such as maturity, yield, stability, special circumstances or trading markets, and any other factors which they deem pertinent. Amortized cost is the purchase price of the security plus accumulated discount or accrued interest from the date of purchase. This method of valuation does not take into account unrealized gains or losses due to short-term market fluctuations and tends to stabilize the price of the Fund's shares. Under Rule 2a-7, the Fund will not purchase any securities with a remaining maturity of greater than 397 days, or maintain a dollar weighted average portfolio maturity in excess of 90 days. When interest rates decline, the market value of the Fund's portfolio rises; when rates rise, the market value declines. To the extent that the Fund's amortized cost valuation of its short-term securities differs from the actual liquidation value, the price at which an investor purchases or redeems will correspondingly differ from the per share liquidation value of the portfolio. Thus, when interest rates are declining and purchases of Fund shares exceed redemptions, the interest of existing investors may be diluted. When interest rates are rising and redemptions exceed share purchases, the interest of existing investors may be diluted. Declining interest rates and net redemption of Fund shares or rising interest rates and new purchases of Fund shares may enhance the interest of existing investors. When interest rates are declining, the Fund's valuation method tends to understate the percentage rate of net investment income per share. When interest rates are rising, the reverse is true. The Board of Trustees of the Fund believes that the amortized cost basis offers the most consistent and conservative method of valuing short-term investments.


COMPARATIVE PERFORMANCE DATA

The Fund's performance may be compared in advertising to the performance of other money market and mutual funds in general or to the performance of particular types of money market funds, especially those with similar objectives. More up-to-date performance data may be provided as it becomes available. From time to time, the Fund may provide information concerning general economic conditions, financial trends, analysis and supply comparative performance and rankings, with respect to comparable investments for the same period, for unmanaged market indexes such as the Dow Jones Industrial Average, Standard & Poor's 500 IndexTM, Shearson Lehman Bond Indexes, Merrill Lynch Bond Indexes, Bond Buyer Index, and from recognized independent sources such as Donoghue's Money Fund Report, Donoghue Money Letter, Bank Rate Monitor, Money Magazine, Forbes, Lipper, Standard & Poor's Corporation, CDA/Wiesenberger Investment Technologies, Inc. ("CDA"), Mutual Fund Values, Mutual Fund Forecaster, Mutual Fund Sourcebook, Fortune, Business Week, Kiplinger's Personal Finance, Wall Street Journal, Investor's Business Daily and Schabacker Investment Management, Inc. Comparisons may also be made to Consumer Price Index, rate of inflation, bank money market rates, rates of certificates of deposit, Treasury Bills and Treasury Bond rates and yields.

CALCULATION OF YIELD QUOTATIONS

The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

AUDITORS AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, independent certified public accountants, are the auditors of the Fund. The Fund incorporates by reference in this statement of additional information the financial statements and notes contained in its annual report to the shareholders for the year ended December 31, 1997.

[DELETED RUSHMORE LOGO]
                                 FUND FOR
                                GOVERNMENT
                                INVESTORS

                               ____________

                              Annual Report

                            December 31, 1997

[DELETED RUSHMORE LOGO]

                      Fund for Government Investors

                           A MONEY MARKET FUND

                              ANNUAL REPORT

                            December 31, 1997





                                                  January 29, 1998

Dear Shareholders:

     Fund for Government Investors ended the year with net assets of $572 million on December 31, 1997. Net income averaged 4.40% of net assets for the year, down from 4.41% for the year ended December 31, 1996. The average maturity for the Fund on December 31, 1997 was 38 days.

     In 1997 we witnessed an economy that continued to move along with little sign of inflation. The rates on T-Bills were relatively stable during the year, with the exception of a temporary spike near the end of the year due to foreign central bank selling of shorter term U.S. Government securities as a result of economic difficulties in Asia. After the Federal Funds rate hike earlier this year in March, the Federal Reserve chose not to make any further adjustments, as the rapid growth of the first quarter slowed considerably for the remainder of the year. Though the labor market remains tight, a possible inflationary concern to the Fed, increases by companies in productivity have been able to keep wage pressure from resulting in increased consumer prices.

     We expect 1998 to continue to exhibit an environment of low inflation, as economic growth should slow from the pace of 1997, due in no small part to the effects on our economy from Asian currency and market difficulties. We look for the Fed not to intervene in the near future as there is not enough inflationary growth to warrant a hike, and employment data remains enough of a concern to keep the Fed from easing.

     Fund for Government Investors continues its philosophy of conservative investing with safety of assets our primary concern. And as always, we thank you for your continued support and look forward to serving you in 1998.

/s/ Daniel L. O'Connor                /s/ Richard J. Garvey
Daniel L. O'Connor                    Richard J. Garvey
Chairman of the Board                 President

4922 Fairmont Avenue  Bethesda, Maryland 20814  800-621-7874  301-657-1517

                            STATEMENT OF NET ASSETS

                            December 31, 1997


                                         ANNUALIZED
  PAYABLE AT          MATURITY          YIELD ON DATE          VALUE
  MATURITY            DATE               OF PURCHASE           (NOTE 1)

UNITED STATES TREASURY BILLS - 99.6% of Net Assets

 $75,000,000       January 8, 1998        5.05%           $ 74,928,250
  75,000,000       January 15, 1998       5.11              74,854,750
  72,845,000       January 22, 1998       5.07 - 5.08       72,633,410

  50,000,000       January 29, 1998       5.06              49,808,278
  25,000,000       February 5, 1998       5.25              24,875,799
  75,000,000       February 12, 1998      5.28 - 5.29       74,550,104

  75,000,000       February 26, 1998      5.26              74,402,666
  50,000,000       March 5, 1998          5.22              49,555,500
  50,000,000       March 12, 1998         5.29              49,499,306
  25,000,000       March 19, 1998         5.18              24,730,500
                                                          ------------

          Total Investments (Cost $569,838,563*)           569,838,563

          Other Assets Less Liabilities - 0.4%               2,474,712
                                                          ------------
          Net Assets - 100.0%                             $572,313,275
                                                          ------------
          Net Asset Value Per Share                              $1.00
          (Based on 572,313,275 Shares Outstanding)

           *Same cost is used for Federal income tax purposes.

             Weighted Average Maturity of Portfolio: 38 Days

                    See Notes to Financial Statements.

                         STATEMENT OF OPERATIONS
                   For the Year Ended December 31, 1997

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:
INVESTMENT INCOME (Note 1)                                      $29,428,044

EXPENSES
   Investment Advisory Fee (Note 2)            $ 2,824,552
   Administrative Fee (Note 2)                   1,430,307        4,254,859
                                               -----------      -----------
NET INVESTMENT INCOME                                           $25,173,185



                    See Notes to Financial Statements.

                   STATEMENTS OF CHANGES IN NET ASSETS


                                              For the Years Ended December 31,
                                                 1997                1996
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS AND DECLARED AS DIVIDENDS TO
SHAREHOLDERS (Note 1)                     $    25,173,185     $    25,210,604
                                          ---------------     ---------------

FROM SHARE TRANSACTIONS
(at constant net asset value of $1)
     Shares Purchased                     $ 2,978,762,541     $ 2,826,372,757
     Dividends Reinvested                      24,697,986          24,524,702
                                          ---------------     ---------------
     Total                                  3,003,460,527       2,850,897,459
     Shares Redeemed                       (2,966,472,206)     (2,892,766,936)
                                          ---------------     ---------------
     Increase (Decrease) in Net Assets         36,988,321         (41,869,477)
NET ASSETS - Beginning of Year                535,324,954         577,194,431
                                          ---------------     ---------------
NET ASSETS - End of Year                  $   572,313,275     $   535,324,954
                                          ---------------     ---------------


                    See Notes to Financial Statements.


                           FINANCIAL HIGHLIGHTS


                                                            For the Years Ended December 31,
                                                        1997       1996        1995        1994        1993
Per Share Operating Performance:
   Net Asset Value - Beginning of Year                  $1.00      $1.00       $1.00       $1.00       $1.00
                                                      -------    -------     -------     -------     -------
   Income from Investment Operations:
     Net Investment Income                              0.044      0.044       0.049       0.033       0.023
                                                      -------    -------     -------     -------     -------
         Total from Investment Operations               0.044      0.044       0.049       0.033       0.023
                                                      -------    -------     -------     -------     -------
   Distributions to Shareholders:
     From Net Investment Income                        (0.044)    (0.044)     (0.049)     (0.033)     (0.023)
                                                      -------    -------     -------     -------     -------
         Total Distributions to Shareholders           (0.044)    (0.044)     (0.049)     (0.033)     (0.023)
                                                      -------    -------     -------     -------     -------
   Net Increase in Net Asset Value                       0.00       0.00        0.00        0.00        0.00
                                                      -------    -------     -------     -------     -------
   Net Asset Value - End of Year                        $1.00      $1.00       $1.00       $1.00       $1.00
                                                      -------    -------     -------     -------     -------

Total Investment Return                                  4.49%      4.50%       5.04%       3.38%       2.37%

Ratios to Average Net Assets:
   Expenses                                              0.74%      0.74%       0.74%       0.75%       0.75%
   Net Investment Income                                 4.40%      4.41%       4.93%       3.31%       2.32%

Supplementary Data:
   Number of Shares Outstanding at End of Year
     with a Net Asset Value of $1 (000's omitted)     572,313    535,325     577,194     524,154     600,766


                    See Notes to Financial Statements.


                      NOTES TO FINANCIAL STATEMENTS
                            December 31, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

Fund for Government Investors (the "Fund") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests only in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following is a summary of significant accounting policies which the Fund consistently follows:

                    (a) Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

                    (b)  Investment income is recorded as earned.

                    (c)  Net investment income is computed, and
               dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

                    (d) The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISER AND SHAREHOLDER SERVICING AGENT

Investment advisory and management services are provided by Money Management Associates under an agreement whereby the Fund pays a fee at an annual rate based on the Fund's average daily net assets as follows: 0.50% of the first $500 million; 0.45% of the next
$250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with Money Management Associates.

Rushmore Trust and Savings, FSB, a majority-owned subsidiary of Money Management Associates, provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. Rushmore Trust is paid an administrative fee of 0.25% of average daily net assets to cover the cost of these services as well as other expenses of the Fund except for interest and extraordinary legal expenses.

                       INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Trustees
of Fund for Government Investors:

We have audited the statement of net assets of Fund for Government Investors (the Fund) as of December 31, 1997, the related statements of operations for the year then ended and of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for each of the five years in the period ended December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the net assets of Fund for Government Investors at December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Princeton, New Jersey

January 23, 1998

                                    PART C

                              OTHER INFORMATION
                         Fund for Government Investors


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

a.      Financial statements:

        The Financial Highlights in Part A and the following financial statements in Part B of this registration statement's amendment are incorporated by reference.

        Statements of Net Assets as of December 31, 1997
        Statements of Operations for the year ended December 31, 1997 Statements of Changes in Net Assets for the years ended December
           31, 1997 and 1996
        Financial Highlights for each of the five years in the period ended December 31, 1997


b.      Exhibits:

        11  Consent of Deloitte & Touche LLP independent auditors
               for Registrant
        16  Schedule for computation of performance quotations
        27  Financial Data Schedule

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

        None

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                           Approximate Number of
                                          Shareholders of Record
        Title of Class                        at April 1, 1998

        Common Stock, $.001 par value

        Fund for Government Investors                 9,901


ITEM 27. INDEMNIFICATION

        The Articles of Incorporation of the Fund provide that officers and directors shall be indemnified by the Fund against liabilities and expenses of defense in proceedings against them by reason of the fact that they serve as officers or directors of the Fund or as an officer or director of another entity at the request of the entity. The indemnification is subject to the following conditions:

        (a) no director or officer is indemnified against all liability to the Fund or its security holders which was the result of any willful misfeasance, bad faith, gross negligence or reckless disregard of his duties;

        (b) officers and directors are only indemnified for actions taken in good faith which they believed were in or not opposed to the best interests of the Fund;

        (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it is subsequently determined that they are entitled to indemnification.

        The Articles provide that if indemnification is not ordered by a court, it may be authorized upon determination by shareholders, by a majority vote of a quorum of the directors who were not parties to the proceedings or if a quorum is not obtainable, or if directed by a quorum of disinterested directors, by independent legal counsel in a written opinion that the persons to be indemnified have met the applicable standard.

        In connection with the approval of indemnification to officers and directors, the Fund hereby undertakes in all cases where indemnification is not ordered by a court not to submit any proposed indemnification to a vote of its shareholders or directors unless it has obtained a legal opinion from independent counsel that the product of the persons seeking indemnification did not involve willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

        Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

        Money Management Associates ("MMA"), 1001 Grand Isle
        Way, Palm Beach Gardens, Florida 33418, a limited partnership organized under the laws of the District of Columbia on August 15, 1974, has one general partner and three limited partners. Daniel L. O'Connor is the general partner and sole employee of MMA. Richard J. Garvey, Martin M. O'Connor, and John R. Cralle, are full-time employees of Rushmore Services, Inc. ("RSI"), a subsidiary of MMA, at 4922 Fairmont Avenue, Bethesda, Maryland 20814.

        MMA also serves as the investment adviser to Fund for Government Investors, The Rushmore Fund, Inc., and
        American Gas Index Fund, Inc., all regulated investment companies since their inception.

ITEM 29. PRINCIPAL UNDERWRITERS

        Not applicable

ITEM 30. LOCATIONS OF ACCOUNTS AND RECORDS

        The physical location for all accounts, books and records required to be maintained and preserved by
        Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, is 4922 Fairmont Avenue, Bethesda, Maryland 20814.

ITEM 31. MANAGEMENT SERVICES

        None

ITEM 32. UNDERTAKINGS

        None

                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in this City of Bethesda and State of Maryland on the 27th day of April, 1998.


                           Fund for Government Investors

                           By:

                           /s/ Daniel L. O'Connor*
                           Daniel L. O'Connor, Chairman of the Board


Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 33 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Name                        Title                       Date


/s/ Daniel L. O'Connor*     Chairman of the Board,      April 27, 1998
Daniel L. O'Connor          President, Treasurer,
                            Trustee

/s/ Richard J. Garvey       Trustee                     April 27, 1998
Richard J. Garvey

/s/ Timothy N. Coakley      Vice President              April 27, 1998
Timothy N. Coakley

/s/ Edward J. Karpowicz     Controller                  April 27, 1998
Edward J. Karpowicz

/s/ Jeffrey R. Ellis*       Trustee                     April 27, 1998
Jeffrey R. Ellis

/s/ Bruce C. Ellis*         Trustee                     April 27, 1998
Bruce C. Ellis

/s/ Michael D. Lange*       Trustee                     April 27, 1998
Michael D. Lange

/s/ Patrick F. Noonan*      Trustee                     April 27, 1998
Patrick F. Noonan

/s/ Leo Seybold*            Trustee                     April 27, 1998
Leo Seybold

*Richard J. Garvey, Attorney-in-Fact